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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to the Registration Statement of Universal Compression Holdings, Inc. on Form S-3 of our report dated May 25, 2001, appearing in the Prospectus, which is part of this registration statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Houston, Texas
June 13, 2001